SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement             [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[ ]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                    FRANCHISE FINANCE CORPORATION OF AMERICA
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is
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    [  ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1)   Amount previously paid:
                                     ------------------------------------------
         2)   Form, Schedule or Registration Statement No.:
                                                           --------------------
         3)   Filing Party:
                           ----------------------------------------------------
         4)   Date Filed:
                         ------------------------------------------------------

                              --------------------
                                    NOTICE OF
                                      1999
                                 ANNUAL MEETING
                                       AND
                                 PROXY STATEMENT
                              --------------------









                                 ANNUAL MEETING
                                   TO BE HELD
                                  May 12, 1999

                [FRANCHISE FINANCE CORPORATION OF AMERICA LOGO]




Dear Shareholder:

         On behalf of the Board of Directors, I cordially invite you to attend the 1999 Annual Meeting of Shareholders of Franchise Finance Corporation of America to be held at The Scottsdale Princess Resort, 7575 East Princess Drive, Scottsdale, Arizona on Wednesday, May 12, 1999 at 10:00 a.m. local time.

         The Notice of Annual Meeting of Shareholders and the Proxy Statement that follow describe the business to be conducted at the meeting. We will also report on matters of current interest to our shareholders.

         Whether you own a few or many shares of stock of Franchise Finance Corporation of America, it is important that your shares be represented. If you cannot personally attend the meeting, we encourage you to make certain you are represented at the meeting by signing and dating the accompanying proxy card and promptly returning it in the enclosed envelope. Returning your proxy card will not prevent you from voting in person, but will assure that your vote will be counted if you are unable to attend the meeting.


                               Sincerely,

                               /s/ Morton H. Fleischer

March 31, 1999                 Morton H. Fleischer, President, Chief Executive
                               Officer and Chairman of the Board

                [FRANCHISE FINANCE CORPORATION OF AMERICA LOGO]


        ----------------------------------------------------------------
                  NOTICE OF 1999 ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 12, 1999
        ----------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Franchise Finance Corporation of America (the "Company") will be held on Wednesday, May 12, 1999 at 10:00 a.m. local time, at The Scottsdale Princess Resort, 7575 East Princess Drive, Scottsdale, Arizona for the following purposes:

          1.   To elect nine directors to the Board of Directors.

          2. To consider and vote upon a proposal to amend the Company's 1995 Stock Option and Incentive Plan (the "Stock Option Plan") to increase the number of shares of the Company's common stock reserved for issuance under the Stock Option Plan by 1,500,000 shares, from 3,018,804 shares to 4,518,804 shares.

          3. To ratify the selection of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 1999.

          4. To transact such other business as may properly come before the Meeting and at any postponements or adjournments thereof.

         Only shareholders of record at the close of business on March 17, 1999 are entitled to notice of and to vote at the Meeting or at any postponements or adjournments thereof.

         You are cordially invited and urged to attend the Meeting. All shareholders, whether or not they expect to attend the Meeting in person, are requested to complete, date and sign the enclosed form of Proxy and return it promptly in the postage paid, return-addressed envelope provided for that purpose. By returning your Proxy promptly you can help the Company avoid the expense of follow-up mailings to ensure a quorum so that the Meeting can be held. Shareholders who attend the Meeting may revoke a prior proxy and vote in person as set forth in the Proxy Statement.

         THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED ITEMS. YOUR VOTE IS IMPORTANT.

                                 By Order of the Board of Directors

                                 /s/ Christopher H. Volk

                                 Christopher H. Volk, Secretary

Scottsdale, Arizona
Dated:  March 31, 1999

                    FRANCHISE FINANCE CORPORATION OF AMERICA
                           17207 North Perimeter Drive
                            Scottsdale, Arizona 85255


               --------------------------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 12, 1999

               --------------------------------------------------


                               GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the "Board") of Franchise Finance Corporation of America, a Delaware corporation (the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held at The Scottsdale Princess Resort, 7575 East Princess Drive, Scottsdale, Arizona, on Wednesday, May 12, 1999 at 10:00 a.m. local time, and at any and all postponements or adjournments thereof (collectively referred to herein as the "Meeting"). This Proxy Statement, the accompanying form of proxy (the "Proxy") and the Notice of Annual Meeting will be first mailed or given to the Company's shareholders on or about March 31, 1999.

         Because many of the Company's shareholders may be unable to attend the Meeting in person, the Board solicits proxies by mail to give each shareholder an opportunity to vote on all matters presented at the Meeting. Shareholders are urged to: (i) read this Proxy Statement carefully; (ii) specify their choice in each matter by marking the appropriate box on the enclosed Proxy; and (iii) sign, date and return the Proxy by mail in the postage-paid, return addressed envelope provided for that purpose.

         All shares of the Company's common stock, $.01 par value per share (the "Shares"), represented by properly executed and valid Proxies received in time for the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein, unless such Proxies have previously been revoked. Unless instructions to the contrary are marked, or if no instructions are specified, Shares represented by the Proxies will be voted for the proposals set forth on the Proxy, and in the discretion of the persons named as proxies on such other matters as may properly come before the Meeting. Any Proxy may be revoked at any time prior to the exercise thereof by submitting another Proxy bearing a later date or by giving written notice of revocation to the Company at the Company's address indicated above or by voting in person at the Meeting. Any notice of revocation sent to the Company must include the shareholder's name and must be received prior to the Meeting to be effective.

                                     VOTING

         Only persons holding Shares of record at the close of business on March 17, 1999 (the "Record Date") will be entitled to receive notice of and to vote at the Meeting. On the Record Date there were 55,861,838 Shares outstanding, each of which will be entitled to one vote on each matter properly submitted for vote to the Company's shareholders at the Meeting. The presence, in person or by proxy, of holders of a majority of outstanding Shares entitled to vote at the Meeting constitutes a quorum for the transaction of business at the Meeting.

         The election of each director nominee requires the affirmative vote of a plurality of the Shares cast in the election of directors at the Meeting. The Company's shareholders are not entitled to cumulate votes with respect to the election of directors. An affirmative vote of a majority of the votes cast at the Meeting is required for approval of all other items being submitted to the shareholders for their consideration.

         Those Shares present, in person or by proxy, including Shares as to which authority to vote on any proposal is withheld, Shares abstaining as to any proposal, and broker non-votes (where a broker submits a proxy but does not have authority to vote a customer's Shares on one or more matters) on any proposal, will be considered present at the Meeting for purposes of establishing a quorum. Each will be tabulated separately.

         Brokers who hold shares in street name for customers have the authority to vote on certain items when they have not received instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote on all proposals contained in this Proxy.

         Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, while broker non-votes are not counted for purposes of determining whether a proposal has been approved.

         Votes  cast  by  proxy  will  be  tabulated  by  an  automated   system
administered by Gemisys Transfer Agents, the Company's transfer agent. Votes cast by proxy or in person at the Meeting will be counted by the independent persons appointed by the Company to act as election inspectors for the Meeting.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         It is intended that the Shares represented by properly executed Proxies will be voted to elect the director nominees, unless authority so to vote is withheld. Each nominee is currently a member of the Board and all of the nominees have indicated a willingness to serve as a director if re-elected. If elected, each nominee will serve until the 2000 Annual Meeting of Shareholders or until his earlier removal or resignation. The Board has no reason to believe that any of the director nominees will be unable to serve as directors or become unavailable for any reason. If, at the time of the Meeting, any of the director nominees shall become unavailable for any reason, the persons entitled to vote the Proxy will vote, as such persons shall determine in his or her discretion, for such substituted nominee or nominees, if any, nominated by the Board. There are no family relationships among any directors and executive officers of the Company.

         The affirmative vote of a plurality of the Shares present or represented to vote at the Meeting is necessary to elect each director nominee. Shareholders of the Company will have an opportunity on their Proxy to vote in favor of one or more director nominees while withholding authority to vote for one or more director nominees.

    THE BOARD RECOMMENDS THAT SHAREHOLDERS GRANT AUTHORITY FOR THE ELECTION
                   OF THE NOMINEES TO THE BOARD OF DIRECTORS

DIRECTORS

         The following table sets forth certain information with respect to the directors of the Company:

                                Principal Occupation or Employment During         Director of the
Name and Age                    the Past Five Years; Other Directorships           Company Since
------------                    ----------------------------------------          ---------------
Morton H. Fleischer     Director,  Chairman of the Board, President and Chief     June 22, 1993
(62)                    Executive  Officer  of  the  Company.  Mr.  Fleischer
                        previously  served as the President,  Chief Executive
                        Officer and director of Franchise Finance Corporation
                        of America I, a  Delaware  corporation  ("FFCA I") (a
                        predecessor  corporation  of the  Company)  since its
                        formation  in 1980.  Mr.  Fleischer  has  acted as an
                        individual general partner (or general partner of the
                        general   partner)  of  the  eleven  public   limited
                        partnerships  that  were  consolidated  to  form  the
                        Company in 1994. In addition, he is a general partner
                        (or general  partner of the  general  partner) in the
                        following   public   limited    partnerships    whose
                        investments   are  set   forth   in   parentheticals:
                        Participating  Income  Properties  1986, L.P. (travel
                        plazas);  Participating  Income  Properties  II, L.P.
                        (travel plazas);  Participating Income Properties III
                        Limited Partnership  (travel plazas);  and Scottsdale
                        Land  Trust  Limited  Partnership   (commercial  land
                        development).

Robert W. Halliday      Director  and  Chairman  Emeritus of the Board of the     June 22, 1993
(79)                    Company.   Mr.  Halliday  previously  served  as  the
                        Chairman  of the  Board  of  the  Company  since  its
                        organization  and of FFCA I since  its  formation  in
                        1980. He has served as a director of several publicly
                        held American and Canadian companies, including Great
                        Pacific  Corporation,  Mitchell  Energy & Development
                        Corporation,   Boise  Cascade   Corporation  and  Jim
                        Pattison Enterprises.

Willie R. Barnes, Esq.  Corporate and securities law attorney. Mr. Barnes has     March 14, 1995
(67)                    been a partner  in the law firm of  Musick,  Peeler &
                        Garrett  since  June  1992.  He is a  member  of  the
                        Business Law Section of the American Bar Association,
                        in  addition  to other  committees.  Mr.  Barnes  was
                        appointed as the Commissioner of Corporations for the
                        State of  California  in 1975 and is a member  of the
                        California Senate Commission on Corporate Governance,
                        Shareholder Rights and Securities Transactions. He is
                        currently a director and secretary of American Shared
                        Hospital Services.

Kelvin L. Davis         Mr. Davis is President and Chief Operating Officer of     March 13, 1998
(35)                    Colony   Capital,   Inc.,   an   international   real
                        estate-related  investment  firm.  He has  been  with
                        Colony since its formation in 1991. He also serves as
                        Co-Managing   General   Partner  of  Colony's  active
                        discretionary   equity   funds,    including   Colony
                        Investors II, L.P.,  and Colony  Investors  III, L.P.
                        Prior to  1991,  Mr.  Davis  was a  principal  of RMB
                        Realty,  Inc.  Prior to that time he was  employed by
                        Goldman, Sachs & Co. and Trammell Crow Company.

Donald C. Hannah        Chairman   and  Chief   Executive   Officer  of  U.S.     August 1, 1994
(66)                    Properties,  Inc. Mr. Hannah is a member of the Chief
                        Executives  Organization  and the  World  Presidents'
                        Organization,  and is a  director  of  the  Precision
                        Standard  Corporation  (NASDAQ),  the Samoth  Capital
                        Corporation and the Marine Resources Foundation.

                                Principal Occupation or Employment During         Director of the
Name and Age                    the Past Five Years; Other Directorships           Company Since
------------                    ----------------------------------------          ---------------
Dennis E. Mitchem       Director of  Corporate  Relations,  Northern  Arizona     January 29, 1996
(67)                    University  since October 1998.  Mr. Mitchem has also
                        served as Executive Director of Habitat for Humanity,
                        Valley of the Sun,  from April 1996 to October  1998,
                        and prior to that time was an independent  management
                        consultant for privatization  and financial  services
                        projects.  From  March  1994 to  December  1995,  Mr.
                        Mitchem  worked in Moscow  serving as a consultant to
                        the Russian Privatization Center in the establishment
                        of its local Privatization Centers. From July 1992 to
                        February  1994,  he was Managing  Director of CAJV, a
                        joint venture  between  Arthur  Andersen and Castillo
                        Company,  Inc.,  and managed  the  Denver,  Colorado,
                        financial  processing  center of the Resolution Trust
                        Corporation.  From 1954 to June 1993, he was employed
                        by Arthur  Andersen LLP, where he became a partner in
                        1967 and retired as a senior partner in June 1993.

Louis P. Neeb           Chairman of the Board and Chief Executive  Officer of     August 1, 1994
(59)                    Casa Ole  Restaurants,  Inc.  since October 1995. Mr.
                        Neeb also serves as  President  of Neeb  Enterprises,
                        Inc., a restaurant  consulting firm. He was President
                        and Chief Executive  Officer of Spaghetti  Warehouse,
                        Inc.,  from 1991 to  January  1994 and  President  of
                        Geest  Foods USA from  September  1989 to June  1991,
                        prior to which  he  served  as  President  and  Chief
                        Executive  Officer of Taco Villa, Inc. Mr. Neeb spent
                        ten  years  with the  Pillsbury  Company  in  various
                        positions which  included:  Executive Vice President,
                        Pillsbury;  Chairman of the Board,  Burger King;  and
                        President, Steak 'N Ale Restaurants. Mr. Neeb is also
                        a  director  of  CEC  Entertainment,  Inc.  (formerly
                        ShowBiz   Pizza   Time,   Inc.)  and   Silver   Diner
                        Development  Inc. and was previously a director of On
                        the Border Cafes, Inc.

Kenneth B. Roath        Chairman and Chief  Executive  Officer of Health Care     August 1, 1994
(63)                    Property  Investors,  Inc., a real estate  investment
                        trust  organized  in 1985 to  invest,  on a net lease
                        basis,  in health  care  properties.  Mr.  Roath is a
                        director and chairman of the  compensation  committee
                        of  Arden  Realty,   Inc.   (NYSE),   a  real  estate
                        investment trust. Mr. Roath is also the past Chairman
                        and a past member of the  executive  committee of the
                        National   Association  of  Real  Estate   Investment
                        Trusts,  Inc.  ("NAREIT").  Mr.  Roath is  Ex-Officio
                        member of the Board of Governors of NAREIT.

Casey J. Sylla          Senior Vice President and Chief Investment Officer of     August 1, 1994
(55)                    Allstate  Insurance  Company.  From 1992  until  July
                        1995,  Mr.  Sylla was an  Executive  Officer and Vice
                        President  and head of the  Securities  Department of
                        The Northwestern Mutual Life Insurance Company.

Shelby Yastrow          Mr.  Yastrow is an  attorney  and  counsel to the law     July 24, 1997
(63)                    firm of  Sonnenschein  Nath &  Rosenthal  in Chicago,
                        Illinois. He joined McDonald's Corporation in 1978 as
                        Vice  President,  Chief  Counsel  of  Litigation  and
                        Assistant Secretary. He was appointed Vice President,
                        General Counsel of McDonald's Corporation in 1982 and
                        Senior Vice  President  in 1988,  before  being named
                        Executive  Vice  President  in 1995.  He retired from
                        McDonald's  Corporation in December 1997. Mr. Yastrow
                        received his law degree from Northwestern  University
                        in 1959.

         With the exception of Mr. Hannah, each of the persons named above has been nominated for re-election to the Board of Directors of the Company.

ARRANGEMENTS REGARDING THE SELECTION OF DIRECTORS

         Mr. Kelvin L. Davis is currently serving on the Board pursuant to the terms of an Investor's Agreement dated March 13, 1998 (the "Investor's Agreement"), together with a Stock Purchase Agreement dated February 13, 1998, whereby Colony SB, LLC, a Delaware limited liability company ("Colony"), an affiliate of Colony Capital, Inc., acquired 3,792,112 shares of the Company's common stock and warrants to purchase an additional 1,476,908 shares of the Company's common stock. As provided in the Investor's Agreement, Colony Investors III, L.P., the sole managing member of Colony, may designate one nominee for election to the Board at each annual meeting of shareholders of the Company, so long as Colony beneficially owns common stock representing at least 50% of its initial purchase. Pursuant to the Investor's Agreement, Mr. Davis is currently serving on the Board and is a nominee for election to the Board at the Meeting.

BOARD MEETINGS

         The Board held seven (7) meetings during the fiscal year ended December 31, 1998. The Board also took action three (3) times by unanimous written consent. During a director's tenure, no director other than Mr. William Foxley attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board during 1998; and (ii) the total number of meetings held by all committees of the Board on which he served during 1998. Mr. Foxley attended four
(4) of the seven (7) Board meetings held during the fiscal year ended December 31, 1998.

COMMITTEES OF THE BOARD

         AUDIT COMMITTEE. In 1998, the members of the Audit Committee were Messrs. Kenneth B. Roath, Chairman, Wendell J. Smith, Willie R. Barnes and Dennis E. Mitchem. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. The Audit Committee held two (2) meetings in 1998.

         EXECUTIVE COMMITTEE. In 1998, the members of the Executive Committee were Messrs. Morton H. Fleischer, Chairman, Kelvin L. Davis, Robert W. Halliday and Donald C. Hannah. The Executive Committee has the authority to acquire, dispose of and finance investments for the Company and execute contracts and agreements, including those related to the borrowing of money by the Company, and generally exercise all other powers of the Board except as prohibited by law. The Executive Committee held two (2) meetings in 1998 and took action eight
(8) times by unanimous written consent.

         COMPENSATION COMMITTEE. In 1998, the members of the Compensation Committee were Messrs. Casey J. Sylla, Chairman, Louis P. Neeb, Kelvin L. Davis and Shelby Yastrow. The Compensation Committee, among other things, advises the Board on all matters pertaining to compensation programs and policies, establishes guidelines for employee incentive and benefit programs, makes specific recommendations to the Board relating to salaries of officers and all incentive awards and administers the Company's 1995 Stock Option and Incentive Plan. The Compensation Committee held five (5) meetings in 1998.

         NOMINATING AND GOVERNANCE COMMITTEE. The Nominating and Governance Committee was created on July 27, 1998. In 1998, the members of the Nominating and Governance Committee were Messrs. Shelby Yastrow, Chairman, Willie R. Barnes, Louis P. Neeb and Casey J. Sylla. The Nominating and Governance Committee makes recommendations to the Board regarding the size of the Board and its makeup in terms of specific areas of expertise and diversity. The Nominating and Governance Committee also recommends the nomination of directors to be elected at each annual meeting and nominates candidates to fill any vacancies on the Board. The Nominating and Governance Committee will also consider nominees recommended by shareholders. Recommendations for the Company's 2000 Annual Meeting of Shareholders must be submitted in writing to Christopher H. Volk,

Executive Vice President and Secretary of the Company, at 17207 North Perimeter Drive, Scottsdale, Arizona 85255. Such recommendations must include the name, address and principal business occupation of the candidate for the last five years, and must be received at the Company's offices on or before November 15, 1999.

COMPENSATION OF DIRECTORS

         The Company pays an annual fee of $30,000 to its Independent Directors (i.e., directors who are not employees of the Company or its affiliates). In 1998, the Independent Directors received 20% of such annual fee in non-qualified stock options to purchase Shares based upon the Black-Scholes option pricing model. In 1998, Messrs. Barnes, Davis, Foxley, Halliday, Hannah, Mitchem, Neeb, Roath, Smith, Sylla and Yastrow each received options to purchase 2,273 Shares at $27.125 per Share, the fair market value of the Shares on May 18, 1998, the date of grant. These options are exercisable when granted.

         Directors who are employees of the Company are not paid director's fees, but the Company does reimburse directors for travel expenses incurred in connection with their activities on behalf of the Company. Each director also receives $500 for each committee meeting the director attends, with the chairman of the respective committee receiving $1,000 for each committee meeting.

EXECUTIVE OFFICERS

         Set forth below is certain information regarding the executive officers of the Company, including age, principal occupation during the last five years and the date each became an executive officer of the Company.

                                                                              Executive Officer of
Name/Age                              Present Executive Office                 the Company Since
--------                              ------------------------                --------------------
Morton H. Fleischer     Director,  Chairman of the Board, President and Chief     June 22, 1993
(62)                    Executive  Officer  of  the  Company.  Mr.  Fleischer
                        previously  served as the President,  Chief Executive
                        Officer and director of Franchise Finance Corporation
                        of America I, a  Delaware  corporation  ("FFCA I") (a
                        predecessor  corporation  of the  Company)  since its
                        formation  in 1980.  Mr.  Fleischer  has  acted as an
                        individual general partner (or general partner of the
                        general   partner)  of  the  eleven  public   limited
                        partnerships  that  were  consolidated  to  form  the
                        Company in 1994. In addition, he is a general partner
                        (or general  partner of the  general  partner) in the
                        following   public   limited    partnerships    whose
                        investments   are  set   forth   in   parentheticals:
                        Participating  Income  Properties  1986, L.P. (travel
                        plazas);  Participating  Income  Properties  II, L.P.
                        (travel plazas);  Participating Income Properties III
                        Limited Partnership  (travel plazas);  and Scottsdale
                        Land  Trust  Limited  Partnership   (commercial  land
                        development).

John R. Barravecchia    Executive Vice President,  Chief  Financial  Officer,     June 1, 1994
(43)                    Treasurer and Assistant  Secretary.  Mr. Barravecchia
                        previously  served as Senior  Vice  President,  Chief
                        Financial  Officer and  Treasurer of the Company from
                        June 1, 1994 until July 28, 1995,  and as Senior Vice
                        President  of FFCA I from  October 1989 until June 1,
                        1994.  Prior to  joining  FFCA I in March  1984,  Mr.
                        Barravecchia  was associated  with the  international
                        public accounting firm of Arthur Andersen LLP.

                                                                              Executive Officer of
Name/Age                               Present Executive Office                 the Company Since
--------                               ------------------------               --------------------
Christopher H. Volk     Executive Vice President,  Chief  Operating  Officer,     June 1, 1994
(42)                    Secretary   and   Assistant   Treasurer.   Mr.   Volk
                        previously       served      as      Senior      Vice
                        President--Underwriting  and  Research of the Company
                        from June 1, 1994  until July 28,  1995,  and as Vice
                        President--Research of FFCA I from October 1989 until
                        June 1,  1994.  Mr.  Volk is a member of  NAREIT  and
                        currently  serves as co-chair of its Public Relations
                        Committee.

Dennis L. Ruben         Executive  Vice   President,   General   Counsel  and     June 1, 1994
(46)                    Assistant Secretary.  Mr. Ruben served as Senior Vice
                        President  and General  Counsel of the  Company  from
                        June  1,  1994  to  January  28,   1997.   Mr.  Ruben
                        previously  served as an attorney and counsel of FFCA
                        I from  March  1991  until  June 1,  1994.  Prior  to
                        joining  FFCA I, Mr.  Ruben  was a  partner  with the
                        national law firm of Kutak Rock.

Stephen G. Schmitz      Executive Vice President,  Chief  Investment  Officer     May 31, 1995
(44)                    and Assistant Secretary. Mr. Schmitz served as Senior
                        Vice  President--Corporate  Finance from June 1, 1994
                        to January 28, 1997. Mr. Schmitz previously served as
                        Senior  Vice  President  of the Company and served in
                        various  positions  as an officer of FFCA I from 1986
                        to June 1, 1994.

Catherine F. Long       Senior Vice President--Finance,  Principal Accounting     June 1, 1994
(42)                    Officer, Assistant Secretary and Assistant Treasurer.
                        Ms.  Long  served as Vice  President--Finance  of the
                        Company  from June 1, 1994 to January 28,  1997.  Ms.
                        Long previously served as Vice  President--Finance of
                        FFCA I from June 1990 until  June 1, 1994.  From 1978
                        to  May  1990,  Ms.  Long  was  associated  with  the
                        international   public   accounting  firm  of  Arthur
                        Andersen LLP.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth the compensation awarded to, earned by, or paid to (i) the Company's Chief Executive Officer ("CEO") during 1998, 1997, and 1996, and (ii) the Company's other four most highly compensated executive officers whose total annual compensation exceeded $100,000 during 1998, 1997, and 1996 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                           ANNUAL COMPENSATION            LONG-TERM AWARDS
                                     --------------------------------  ----------------------
                                                                                   Securities
                                                         Other Annual  Restricted  Underlying
                                                 Bonus   Compensation     Stock     Options      All Other
Name and Principal Positions   Year  Salary($)   ($)(1)       ($)         ($)(2)      (#)     Compensation(3)
----------------------------   ----  ---------   ------  ------------  ----------  ---------- ---------------
Morton H. Fleischer            1998  $450,000   $450,000      -0-        $138,075      -0-          -0-
 Director,  Chairman  of  the  1997  $450,000      -0-        -0-           -0-      200,000        -0-
 Board,  President and Chief   1996  $450,000   $250,000      -0-           -0-      200,000        -0-
 Executive Officer

Christopher H. Volk            1998  $250,000   $250,000      -0-        $124,958      -0-        $10,000
 Executive  Vice   President,  1997  $250,000   $165,000      -0-           -0-       157,000     $ 9,500
 Chief  Operating   Officer,   1996  $222,917   $125,000      -0-           -0-        30,000     $ 8,183
 Secretary   and   Assistant
 Treasurer

John R. Barravecchia           1998  $200,000   $200,000      -0-         $99,966      -0-        $10,000
 Executive  Vice   President,  1997  $200,000   $138,000      -0-           -0-       82,000      $ 9,500
 Chief  Financial   Officer,   1996  $200,000   $100,000      -0-           -0-       30,000      $ 9,000
 Treasurer   and   Assistant
 Secretary

Stephen G. Schmitz             1998  $200,000   $300,000      -0-         $99,966      -0-        $10,000
 Executive  Vice   President,  1997  $200,000   $193,000      -0-           -0-       92,000      $ 9,375
 Chief  Investment   Officer   1996  $165,000   $135,000      -0-           -0-       20,000      $ 9,000
 and Assistant Secretary

Dennis L. Ruben                1998  $200,000   $250,000      -0-         $99,966      -0-        $10,000
 Executive  Vice   President,  1997  $200,000   $154,000      -0-           -0-       62,000      $ 9,180
 General     Counsel   and     1996  $172,500   $ 86,250      -0-           -0-        -0-        $ 9,000
 Assistant Secretary

----------
(1) Bonus includes the amount of cash bonus earned and accrued (a) during the period from January 1, 1998 to December 31, 1998 and paid in January 1999;
     (b) during the period from January 1, 1997 to December 31, 1997 and paid in January 1998; and (c) during the period from January 1, 1996 to December 31, 1996 and paid in January 1997.
(2) As of December 31, 1998, there were outstanding 29,886 shares of restricted stock which were valued at $717,264 using the market value of the Company's shares at fiscal yearend. The closing price of the Company's Shares on December 31, 1998 was $24. The restricted stock was granted on January 30, 1998 and is subject to continued-service conditions on vesting. The stock vests in three equal installments on the third, fourth and fifth anniversaries of the date of grant. Dividends are paid on the restricted stock at the same rate as is paid on the Company's common stock.
(3) Amounts included in All Other Compensation represent matching Company contribution amounts received under the Company's 401(k) Plan.

         The foregoing compensation tables do not include certain fringe benefits made available on a nondiscriminatory basis to all Company employees such as group health insurance, dental insurance, long-term disability insurance, vacation and sick leave. In addition, the Company makes available certain non-monetary benefits to its executive officers with a view to acquiring and retaining qualified personnel and facilitating job performance. The Company considers such benefits to be ordinary and incidental business costs and expenses. The aggregate value of such benefits in the case of each executive officer and of the group listed in the above table is less than the lesser of

(a) ten percent of the cash compensation paid to each such executive officer or to the group, respectively, or (b) $50,000, or $50,000 times the number of individuals in the group, as the case may be, and is not included in such table.

COMPENSATION PURSUANT TO PLANS

         401(k) PLAN. The Company has adopted a defined contribution savings plan (the "401(k) Plan") to provide retirement income to employees of the Company, including the executive officers referred to in the Summary Compensation Table. The 401(k) Plan is intended to be qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and incorporates features permitted under Section 401(k) of the Code.

         The 401(k) Plan covers all employees who have completed six months of service. Participants can elect to contribute up to 15% of annual compensation on a pre-tax basis. The Company provides a 100% matching contribution, in the Company's common stock, up to 6% of annual compensation, with a maximum of $10,000.

         Company contributions are subject to a vesting schedule and are 100% vested after six years of service. In determining the years of service, the Company includes the time a participant was an employee of FFCA I, a predecessor corporation of the Company. Participant contributions are invested as directed by each participant in investment funds available under the 401(k) Plan. Full retirement benefits are payable to each participant in a single cash payment or an actuarial equivalent form of annuity on the first day of the month following the participant's retirement or after his or her 65th birthday. In general, if employment ceases before the employee reaches age 65, the vested benefits under the 401(k) Plan are paid in full at termination of employment or a later date elected by the participant. The 401(k) Plan provides death benefits to a participant's beneficiary if the participant dies before his or her retirement benefits commence or if a survivor form of annuity is in effect.

         STOCK OPTION PLANS. The Company has one stock option plan, the 1995 Stock Option and Incentive Plan (the "Stock Option Plan"), under which options may currently be granted. Directors, executive officers, other key employees and other key persons associated with the Company are eligible to receive options under this plan.

         The Compensation Committee and the Board believe that stock-based compensation programs are a key element in achieving the Company's continued financial and operational success. The Company has established the Stock Option Plan to enable directors, executive officers, other key employees and other key persons associated with the Company to participate in the ownership of the Company. Initially, the Company reserved 3,018,804 Shares, which equals 7-1/2% of the Shares outstanding as of March 14, 1995, for grant under the Stock Option Plan, and this amount may not be increased without the approval of the shareholders. The maximum number of Shares with respect to which awards may be granted to any one individual during any calendar year is 200,000. In addition, Shares may not be acquired pursuant to the Stock Option Plan if the acquisition violates the ownership limit or causes the Company to fail to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

         The Stock Option Plan is designed to attract and retain directors, executive officers, key employees and other key persons associated with the Company and to provide incentives to such persons to maximize the Company's cash flow available for distribution. The Stock Option Plan provides for the award to executive officers (including officers who are also directors) and other key employees of the Company of a broad variety of stock-based compensation alternatives such as non-qualified stock options, incentive stock options (unless the context indicates to the contrary, the term "option" shall refer to both incentive and non-qualified stock options), restricted stock and performance awards.

         The Stock Option Plan is administered by the Compensation Committee, consisting entirely of Independent Directors. The Compensation Committee shall construe and interpret the Stock Option Plan and, subject to the express provisions of the Stock Option Plan, is authorized to select from among the eligible employees of the Company the individuals to whom options, restricted stock purchase rights and performance awards are to be granted and to determine the number of Shares to be subject thereto and the terms and conditions thereof. The Compensation Committee is also authorized to adopt, amend and rescind rules relating to the administration of the Stock Option Plan.

AWARDS UNDER THE STOCK OPTION PLAN

         TERMS AND CONDITIONS OF OPTIONS; PAYMENT. Incentive stock options granted under the Stock Option Plan are exercisable for a period of not more than ten (10) years from the date of the grant. Any non-qualified options granted under the Stock Option Plan are exercisable at such times, in such amounts and during such periods as the Compensation Committee determines at the date of the grant. Such options generally vest over a three-year period for employees. If the optionee exercises the option, payment may be made either in cash, certified check or other immediately available funds, with previously issued Shares (valued as of the date of the option exercise), a combination of cash, certified check or other immediately available funds and Shares or any other consideration permitted under applicable law. The Compensation Committee may allow a delay in payment up to thirty days from the date the option is exercised; however, the Company will not issue stock certificates until it has received full payment for the Shares.

         NON-QUALIFIED STOCK OPTIONS. The Compensation Committee may grant non-qualified stock options to employee directors, officers, employees and other persons associated with the Company and such options may provide for the right to purchase Shares at a specified price which may be less than fair market value on the date of grant (but not less than par value), and usually will become exercisable in installments after the grant date. Non-qualified stock options may be granted to employee directors, officers and employees and other persons associated with the Company for any reasonable term.

         In addition, non-employee directors of the Company will automatically receive certain non-qualified stock options in an amount equal to 20% of the dollar amount of the directors' annual retainer fee. The exercise price of the options will equal the fair market value of the Company's common stock on the date of grant. The amount of options received will be determined through the application of the Black-Scholes option pricing model.

         INCENTIVE STOCK OPTIONS. Incentive stock options are designed to comply with the provisions of the Code and are subject to restrictions contained in the Code, including a requirement that exercise prices are equal to at least 100% of fair market value of the Shares on the grant date and a ten-year restriction on the option term, but may be subsequently modified to disqualify them from treatment as incentive stock options. For purposes of the Stock Option Plan, the fair market value of a Share as of a given date is the average of the daily market price for the ten consecutive trading days immediately preceding the valuation date. To the extent the aggregate fair market value of Shares with respect to which incentive stock options are exercisable for the first time by the optionee during any calendar year under the Stock Option Plan exceeds $100,000, such options shall be treated as non-qualified options to the extent required by the Code.

         RESTRICTED STOCK. Restricted stock may be sold to participants at various prices (but not below par value) and made subject to such restrictions as may be determined by the Compensation Committee. Typically, restricted stock may be repurchased by the Company at the original purchase price if the conditions or restrictions are not met. In general, restricted stock may not be sold, or otherwise transferred or hypothecated, until the restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will receive dividends prior to the time when the restrictions lapse.

         PERFORMANCE AWARDS. The value of performance awards may be limited to the market value, book value or other measure of the Company's common stock or other specific performance criteria deemed appropriate by the Compensation Committee. In making such determinations, the Compensation Committee considers, among other factors it deems relevant, the contributions, responsibilities and other compensation of the key employee, or person associated with the Company, at issue. The manner of exercise, payment of consideration and term of the performance awards are generally the same as those applying to stock options granted under the Stock Option Plan. The Company has not issued any performance awards.

EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

         The Company has no employment or change-in-control agreements with any executive officer of the Company.

OPTION GRANTS TABLE

         Neither the CEO nor any of the Named Executive Officers were granted stock options under the Stock Option Plan during the fiscal year ended December 31, 1998.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

         The following table provides information related to the exercise of stock options during the year ended December 31, 1998 by the CEO and each of the Named Executive Officers and the 1998 fiscal year-end value of unexercised options.

       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                                  OPTION VALUES

                                                          NUMBER OF SECURITIES   VALUE OF UNEXERCISED
                                                         UNDERLYING UNEXERCISED      IN-THE-MONEY
                                                         OPTIONS AT FY-END (#)    OPTIONS AT FY-END
                                                         ---------------------    -----------------
                      SHARES ACQUIRED                         EXERCISABLE/           EXERCISABLE/
        NAME           ON EXERCISE(#)  VALUE REALIZED($)     UNEXERCISABLE        UNEXERCISABLE($)(1)
        ----           --------------  -----------------     -------------        -------------------
Morton H. Fleischer          0                 0            199,999/200,001        $283,333/$141,667

Christopher H. Volk      5,125           $41,641            205,208/114,667        $640,438/$21,250

John R. Barravecchia         0                 0            185,333/64,667         $663,500/$21,250

Stephen G. Schmitz           0                 0            181,999/68,001         $649,333/$14,167

Dennis L. Ruben              0                 0            158,666/41,334         $621,000/$-0-

----------
(1) Market value of underlying Shares on date of fiscal year-end minus the exercise price. The closing price of the Company's Shares on December 31, 1998 was $24.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who own more than ten percent (10%) of a registered class of the Company's equity securities ("10% Shareholders") to file with the Securities and Exchange Commission (the "Commission") and the New York Stock Exchange ("NYSE") reports of ownership and changes in ownership of equity securities of the Company and to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge (based solely upon a review of the copies of such Section 16(a) reports furnished to the Company and written representations that no other reports were required), for the Company's fiscal year ended December 31, 1998, the Company's officers, directors and 10% Shareholders have complied with the Section 16(a) filing requirements.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         In fiscal 1998, the members of the Compensation Committee were Casey J. Sylla, Louis P. Neeb, Kelvin L. Davis and Shelby Yastrow. No member of the Compensation Committee was previously an officer or an employee of the Company or any of its subsidiaries.

                      REPORT OF THE COMPENSATION COMMITTEE
                      ON FISCAL 1998 EXECUTIVE COMPENSATION

         The Compensation Committee of the Board is responsible for establishing compensation policy and administering the compensation programs of the Company's officers. The Compensation Committee is comprised of four independent outside directors. The Compensation Committee meets at least once a year to review executive compensation policies, design of compensation programs and individual salaries and awards for executive officers.

         Pursuant to the rules regarding disclosure of Company policies concerning executive compensation, this report is submitted by Messrs. Sylla, Neeb, Davis and Yastrow in their capacity as members of the 1998 Compensation Committee and addresses the Company's compensation policies for 1998 as they affected Mr. Fleischer, the Chief Executive Officer ("CEO"), and the Company's other executive officers, including the Named Executive Officers.

OVERVIEW OF EXECUTIVE COMPENSATION POLICY

         The Company's compensation philosophy for executive officers is incentive oriented. The incentive portion of the Company's executive compensation program is designed to be closely linked to corporate performance and returns to shareholders. Accordingly, the Company has developed an overall compensation strategy and specific compensation plans that tie a significant portion of executive compensation to the Company's success in meeting specified performance goals.

         The key elements of the Company's executive compensation program consist of salary, annual bonus, stock options and restricted stock awards. The Compensation Committee's policies with respect to each of these elements, including the basis for the compensation awarded to the CEO, are discussed below. The process used by the Compensation Committee in determining executive officer compensation levels for all of these components takes into account both qualitative and quantitative factors. Among the factors considered by the Compensation Committee are the recommendations of the CEO with respect to the compensation of the Company's other key executive officers. However, the Compensation Committee makes the final compensation decisions concerning such officers.

         In making compensation decisions, the Compensation Committee considers compensation practices and financial performance of the other industry participants. This information provides guidance to the Compensation Committee, but the Compensation Committee does not target total executive compensation or any component thereof to any particular point within, or outside, the range of results for other industry participants. However, the Compensation Committee believes that compensation at or near the 75th percentile is generally appropriate for the Compensation Committee to use as a framework for compensation decisions. The specified percentiles are considered on both an absolute basis and a size-adjusted basis (i.e., reflecting compensation levels that are commensurate with the Company's size relative to the sizes of the other industry participants). Specific compensation for individual officers will vary from these levels as the result of other factors considered by the Compensation Committee.

         In making compensation decisions, the Compensation Committee also from time to time receives assessments and advice regarding the compensation practices of the Company and others from independent compensation consultants.

         The Compensation  Committee does not believe that Internal Revenue Code
Section 162(m), which denies a deduction for compensation payments in excess of one million dollars to the CEO or a Named Executive Officer, is likely to be applicable to the Company in the near future, but will reconsider the implications of Section 162(m) if and when it appears that the section may become applicable.

SALARIES

         Salaries  for   executive   officers  are   determined   by  evaluating
subjectively the responsibilities of the position held and the experience and performance of the individual and comparing base salaries for comparable positions at other industry participants. Subject to an executive officer's individual performance, the Compensation Committee sets salaries at or about the median as reflected by such information.

         In evaluating the CEO's salary for 1998, the Compensation Committee considered quantitative factors such as the Company's increased investments resulting in the Company attaining increased market share in both the ownership of real estate and the financing of chain properties, and increased FFO. In addition, the Compensation Committee considered qualitative factors such as Mr. Fleischer's development of long-term financing strategies for the Company.

ANNUAL BONUS

         All Company employees, including the Company's executive officers and CEO, are eligible for an annual cash bonus. The purpose of the incentive bonus is to supplement the pay of executive officers (and other key management personnel) so that overall total cash compensation (salary and bonus) is competitive and properly rewards them for their efforts in achieving certain funds from operations ("FFO") targets. FFO generally includes net income, plus certain non-cash items, primarily depreciation and amortization, and excludes any gain on the sale of property or the securitization of mortgage loans. The Company's objective is for the CEO and executive officers to be paid a mix of total cash compensation of salary and bonus, if the target performance (as described below) under the plan is achieved.

         On an annual basis the Compensation Committee and the Board set minimum targeted FFO per Share levels ("Targeted FFO") and a target bonus pool. To the extent the Targeted FFO is attained, the pool will be sufficient to pay the executive officers, as well as other key management personnel, their target bonuses. To the extent the Targeted FFO is not achieved, then the target bonus pool is reduced accordingly. The bonus pool begins to be funded at the point FFO per Share reaches 95% of Targeted FFO. This minimum level is designed to assure a threshold return to Company shareholders before a bonus pool is funded. If the minimum 95% of Targeted FFO is not achieved, no bonus pool is funded. There is no cap on the size of the pool and thus bonuses in excess of the target may be earned if FFO exceeds the target level. For 1998, the FFO target level was reached.

         The Board reserves the right to make whatever changes it deems necessary in the size of the pool and to make such other changes it deems necessary to preserve the purpose and objectives of the incentive bonus arrangement. The bonus pool was increased in 1998 because of the Company's substantial increase in acquisitions and financings in 1998. During 1998, the Company originated $928 million in new investments, an increase of 84% over the Company's 1997 level of $504 million. These increased investments were also attributable to the Company's expansion into the convenience store and automotive services and parts industries. In addition, the Company received a positive effect upon its financial condition as a result of the closing of its securitization transaction in 1998.

         The CEO receives a discretionary annual bonus based on both qualitative and quantitative factors. The primary quantitative factor was achieving the Company's Target FFO in 1998. An additional quantitative factor also considered was the significant increase in new investments originated by the Company in 1998, which resulted in $928 million of new investments, or an increase of 84% over the Company's 1997 level of $504 million. Another quantitative factor considered was the investment growth in the financing of the convenience store and automotive services and parts stores, which were new industries for the Company. These industries represented over $426 million in investments in 1998 as compared to $93 million in 1997.

         Qualitative factors considered by the Compensation Committee included the CEO's long term strategic plan for the Company, the CEO's success in addressing the significant change occurring in the capital markets in 1998 and obtaining increased liquidity for the Company during a period of a contraction in liquidity. Finally, the Compensation Committee considered as a qualitative factor the CEO's ability to develop teamwork among senior executives of the Company with a common goal.

RESTRICTED STOCK AWARDS

         Restricted stock grants are designed to increase senior management's stock ownership in the Company and to operate as an executive retention mechanism for the Company's key members of management. The grants permit the grantee to purchase a specified number of restricted shares of the Company's common stock at $.01 per share. Grants of restricted stock to executive officers in 1998 were generally made in an amount of approximately 50% of base salary, with vesting one third each on the third, fourth and fifth anniversary of the date of the grant.

STOCK OPTIONS

         The Compensation Committee grants stock options to executive officers upon the recommendation of senior management. Such grants are based upon the level of each executive officer's position with the Company, an evaluation of the executive officer's past and expected future performance, the number of outstanding and previously granted options, and discussions with the executive officer. The purpose of grants is to encourage long-term dedication to the Company. The Compensation Committee did not grant stock options to the Company's executive officers in 1998 because of the number of stock option awards in prior years.

                             Compensation Committee:

                             Casey J. Sylla, Chairman
                             Louis P. Neeb
                             Kelvin L. Davis
                             Shelby Yastrow

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

         The graph and table below compare the cumulative total shareholder returns (assuming reinvestment of dividends before consideration of income taxes) of the Company's Shares, the S&P 500 Index and the NAREIT Equity Index. The graph assumes $100 invested on June 30, 1994 in the Company's Shares and each of the indices. The stock price performance data shown on the graph below are not necessarily indicative of future price performance.



                              [PERFORMANCE CHART]



         MEASUREMENT PERIOD                                     NAREIT EQUITY
        (FISCAL YEAR COVERED)       FFCA       S&P 500 INDEX        INDEX
        ---------------------       ----       -------------        -----
       Measurement Pt 6/30/94     $100.00          $100.00         $100.00
              12/31/94              86.17           104.87           97.97
              12/31/95             119.75           144.29          112.93
              12/31/96             158.14           177.42          152.75
              12/31/97             165.87           236.61          183.69
              12/31/98             158.39           304.22          151.52

         NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS BY REFERENCE, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE PREVIOUS REPORT OF THE COMPENSATION COMMITTEE AND THE PERFORMANCE GRAPH AND TABLE SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

                                 PROPOSAL NO. 2
                           AMENDMENT TO THE COMPANY'S
                      1995 STOCK OPTION AND INCENTIVE PLAN

         At a meeting held on January 29, 1999, the Board unanimously approved a resolution to amend the Company's 1995 Stock Option and Incentive Plan (the "Stock Option Plan"), to increase the number of shares of the Company's common stock reserved for issuance under the Stock Option Plan by 1,500,000 shares, from 3,018,804 to 4,518,804 shares, subject to approval by the Company's shareholders at the Meeting. The number of the Company's outstanding shares of common stock has increased approximately 39% since the Stock Option Plan was originally adopted. The amendment is being recommended because the Board believes an additional number of shares of common stock reserved for issuance under the Stock Option Plan is needed to permit the Company to continue providing the Company's directors, executive officers, key employees and other persons associated with the Company with adequate incentives and performance-based compensation through grants of options. The proposed amendment does not extend the term of the Stock Option Plan. The approval of the amendment to the Stock Option Plan requires the affirmative vote of a majority of the votes cast at the Meeting.

         The following paragraphs summarize the principal features of the Stock Option Plan. The summary is subject, in all respects, to the terms of the Stock Option Plan. The Company will provide promptly, upon request and without charge, a copy of the full text of the Stock Option Plan to each person to whom this Proxy Statement is delivered. Requests should be directed to the Corporate Secretary at the Company's principal executive offices at 17207 North Perimeter Drive, Scottsdale, Arizona 85255-5402.

AWARDS UNDER THE PLAN

         TERMS AND CONDITIONS OF OPTIONS; PAYMENT. Incentive stock options granted under the Stock Option Plan are exercisable for a period of not more than ten (10) years from the date of the grant. Any non-qualified options granted under the Stock Option Plan are exercisable at such times, in such amounts and during such periods as the Compensation Committee determines at the date of the grant. If the optionee exercises the option, payment may be made either in cash, certified check or other immediately available funds, with previously issued Shares (valued as of the date of the option exercise), a combination of cash, certified check or other immediately available funds and Shares or any other consideration permitted under applicable law. The Compensation Committee may allow a delay in payment up to thirty days from the date the option is exercised; however, the company will not issue stock certificates until it has received full payment for the Shares.

         OPTION PRICE. The purchase price of each Share issued pursuant to the exercise of an incentive stock option granted under the Stock Option Plan may not be less than 100% of the fair market value per Share on the date of the grant, as calculated pursuant to the Stock Option Plan. For purposes of the Stock Option Plan, the fair market value of a Share as of a given date is the average of the daily market price for the ten consecutive trading days immediately preceding the valuation date. The purchase price of each Share issued pursuant to the exercise of a non-qualified stock option granted under the Stock Option Plan shall be determined by the Compensation Committee.

         TRANSFERABILITY. Options granted under the Stock Option Plan may not be transferred by the optionee except by will, the laws of descent and distribution or pursuant to qualified domestic relation orders, and any option granted under the Stock Option Plan shall be exercisable, during the lifetime of the holder, only by such holder.

         ADJUSTMENTS; MERGERS AND CONSOLIDATIONS. The Stock Option Plan provides that in the event of any change in the outstanding Shares through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, combination of Shares, exchange of Shares, or other like change in capital structure of the company, an adjustment will be made to each outstanding option or performance awards granted under the Stock Option Plan such that each such option shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the Shares subject to such option had the option been exercised in full immediately prior to such change.

         VESTING. The period during which the right to exercise an option in whole or in part vests shall be set by the Compensation Committee. Generally, no portion of an option which is unexercisable at termination of employment shall thereafter become exercisable. While an option is generally only exercisable by the optionee while he or she is an employee, the Compensation Committee may allow exercise subsequent to an optionee's termination of employment, subject to certain additional limitations.

         ACCELERATION OF VESTING PROVISIONS. The Stock Option Plan authorizes the Compensation Committee to accelerate the vesting of an outstanding option upon written notice to the optionholder. An acceleration of the vesting period in accordance with such authority would not affect the expiration date of the option.

         REDUCTION OF VESTING PERIOD. The Stock Option Plan provides that outstanding options or performance awards will become immediately exercisable in the event of a change of control of the Company. For purposes of the Stock Option Plan unless otherwise defined in any applicable agreement, a change in control would generally be deemed to have occurred when (a) any person becomes the beneficial owner of 80% or more of the total number of Shares then outstanding; (b) the Board or shareholders approve the sale of all or substantially all of the assets of the Company or any merger, consolidation, issuance of securities, the result of which would be the occurrence of an event described in clause (a) above; or (c) as a result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing.

         CANCELLATION AND REGRANT OF OPTIONS. The Stock Option Plan allows the Compensation Committee to modify, extend or renew outstanding options granted under the Stock Option Plan, or accept the surrender of options outstanding under the Stock Option Plan (to the extent not theretofore exercised), and authorize the granting of a like number of new options under the Stock Option Plan in substitution of the original options, regardless of whether the vesting schedules or exercise prices are the same or different from the original options being surrendered. The grant of new options would be subject to the terms and conditions of and within the limitations of the Stock Option Plan, and any modification that would alter or impair any rights or obligations of the optionholder under an option would be prohibited in the absence of such holder's consent.

         AMENDMENTS. The Board may from time to time, insofar as permitted by law, revise or amend the Stock Option Plan in any way, except that no amendments may be made without the approval of the shareholders if such amendments (i) increase the maximum number of Shares which may be issued under the Stock Option Plan (except as otherwise provided therein), (ii) change the manner of determining the exercise price, (iii) extend the maximum period during which options may be granted or exercised, (iv) materially modify the eligibility requirements for participation in the Stock Option Plan, or (v) materially increase the benefits accruing to participants under the Stock Option Plan.

         NON-QUALIFIED STOCK OPTIONS. The Compensation Committee may grant non-qualified stock options to employee directors, officers, employees and other persons associated with the Company and such options may provide for the right to purchase Shares at a specified price which may be less than fair market value on the date of grant (but not less than par value), and usually will become exercisable in installments after the grant date. Non-qualified stock options may be granted to employee directors, officers and employees and other persons associated with the Company for any reasonable term.

         In addition, non-employee directors of the Company will automatically receive certain non-qualified stock options in an amount equal to 10% of the dollar amount of the directors' annual retainer fee. The exercise price of the options will equal the fair market value of the Company's common stock on the date of grant. The amount of options received will be determined through the application of the Black-Scholes option pricing model.

         INCENTIVE STOCK OPTIONS. Incentive stock options will be designed to comply with the provisions of the Code and will be subject to restrictions contained in the Code, including a requirement that exercise prices are equal to at least 100% of fair market value of the Shares on the grant date and a ten-year restriction on the option term, but may be subsequently modified to disqualify them from treatment as incentive stock options. To the extent the aggregate fair market value of stock with respect to which incentive stock options are exercisable for the first time by the optionee during any calendar year under the Stock Option Plan exceeds $100,000, such option shall be treated as non-qualified options to the extent required by the Code.

         RESTRICTED STOCK. Restricted stock may be sold to participants at various prices (but not below par value) and made subject to such restrictions as may be determined by the Compensation Committee. Typically, restricted stock may be repurchased by the Company at the original purchase price if the conditions or restrictions are not met. In general, restricted stock may not be sold, or otherwise transferred or hypothecated, until the restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will receive dividends prior to the time when the restrictions lapse.

         PERFORMANCE AWARDS. The value of performance awards may be limited to the market value, book value or other measure of the Company's common stock or other specific performance criteria deemed appropriate by the Compensation Committee. In making such determinations, the Compensation Committee considers, among other factors it deems relevant, the contributions, responsibilities and other compensation of the key employee, or person associated with the Company, at issue. The manner of exercise, payment of consideration and term of the performance awards are generally the same as those applying to stock options granted under the Stock Option Plan.

FEDERAL INCOME TAX CONSEQUENCES

         Under current federal income tax laws, neither the grant nor the exercise of an option that qualifies for treatment as an incentive stock option will result in the recognition of income by the optionee. To qualify for the foregoing treatment, the optionee must hold shares acquired through the exercise of an incentive stock option for at least two years from the date of the grant of the option and at least one year from the date of its exercise. If an optionee satisfies the holding period requirements, the sale of the shares acquired through the exercise of the incentive stock option will result in long-term capital gain (or loss) to the optionee. If an optionee does not satisfy the holding period requirements, the optionee will recognize, at the time of the disposition of the shares, ordinary income equal to the amount by which the lesser of (i) the fair market value of the shares on the date of the exercise and (ii) the fair market value of the shares on the date of disposition exceeds the exercise price of the incentive stock option. Any gain realized in excess of such ordinary income will be either long-term or short-term capital gain depending on the optionee's holding period for the shares.

         As a general matter, no deduction is permitted to the optionor as a result of the grant or exercise of an incentive option. However, in the event an optionee recognizes ordinary income for federal tax purposes in connection with the disposition of shares acquired through exercise of an incentive stock option under the circumstances discussed above, the Company will generally be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the optionee.

         A grantee of a non-qualified stock option will not recognize taxable income and the Company will not receive a deduction upon the grant of such option. Upon an optionee's exercise of a non-qualified stock option: (i) the optionee will receive ordinary income in an amount equal to the difference between the fair market value on the exercise date and the exercise price of the shares; and (ii) if certain conditions are satisfied, the Company will be entitled to a tax deduction in an amount equal to the amount of income realized by the optionee. Following exercise, the optionee will realize gain or loss at disposition in an amount equal to the difference between the disposition price and the basis of the shares.

         The federal tax law is subject to changes in the Code and the regulations promulgated by the Internal Revenue Service, and in court and administrative interpretation.

      THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 2

                                 PROPOSAL NO. 3
                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         The Board, upon the recommendation of the Audit Committee, has selected Arthur Andersen LLP to serve as independent auditors of the Company for the fiscal year ending December 31, 1999. The shareholders of the Company are being asked to ratify this selection at the Meeting. Arthur Andersen LLP has served as the Company's independent auditors since the Company's inception. Representatives of Arthur Andersen LLP will be present at the Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

         Although it is not required to do so, the Board is submitting its selection of the Company's independent auditors for ratification by the shareholders at the Meeting in order to ascertain the views of shareholders regarding such selection. A majority of the votes cast at the Meeting, if a quorum is present, will be sufficient to ratify the selection of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 1999. Whether the proposal is approved or defeated, the Board may reconsider its selection.

      THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 3


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

         The following table sets forth information as of February 18, 1999, regarding beneficial ownership of Shares by (i) each director of the Company,
(ii) the CEO and each of the Named Executive Officers, (iii) all directors and executive officers of the Company as a group, and (iv) all persons known to the Company to be the beneficial owner of 5% or more of the outstanding Shares of the Company. Unless otherwise noted in the footnotes following the table, the persons as to whom information is given have sole voting and investment power over the Shares beneficially owned.


                                                    Shares of Common
                                                   Stock Beneficially  Percent
Name                                                   Owned(1)(2)     of Class
----                                                   -----------     --------
Morton H. Fleischer ............................       1,464,202(3)       2.6%
Robert W. Halliday .............................         409,602(4)         *
Willie R. Barnes ...............................          12,417            *
Donald C. Hannah ...............................          17,617            *
Dennis E. Mitchem ..............................           9,225            *
Louis P. Neeb ..................................          25,001            *
Kenneth B. Roath ...............................          16,432            *
Casey J. Sylla .................................          17,443            *
Shelby Yastrow .................................          11,797            *
John R. Barravecchia ...........................         252,039            *
Christopher H. Volk ............................         303,891            *
Stephen G. Schmitz .............................         224,953            *
Dennis L. Ruben ................................         199,453            *
Kelvin L. Davis ................................       5,272,312(5)       9.2%
 1999 Avenue of the Stars, Suite 1200
 Los Angeles, California  90067
Colony SB, LLC .................................       5,270,039(6)       9.2%
 1999 Avenue of the Stars, Suite 1200
 Los Angeles, California 90067
Directors and executive officers as a group ....       8,314,733         14.2%
 (16 persons)
----------

* Less than one percent
(1) Share amount and percentage figures are rounded to the nearest whole number. All Shares not outstanding but which may be acquired by such shareholder within 60 days by the exercise of any stock option or any other right, are deemed to be outstanding for the purposes of calculating beneficial ownership and computing the percentage of the class beneficially owned by such stockholder, but not by any other shareholder. The foregoing Share amounts include the following number of Shares which may be acquired pursuant to stock options and warrants exercisable within 60 days of February 18, 1999: Mr. Fleischer, 333,333 Shares; Mr. Halliday, 54,743 Shares; Mr. Mitchem, 7,642 Shares; Mr. Yastrow, 2,273 Shares; Mr. Barravecchia, 222,666 Shares; Mr. Volk, 267,541 Shares; Mr. Schmitz, 219,333 Shares; Mr. Ruben, 179,333 Shares; and all executive officers and directors as a group, 2,890,431 Shares. The Shares beneficially owned by Messrs. Barnes, Hannah, Neeb, Roath, and Sylla include 10,569 Shares representing stock options currently exercisable by each individual. The Shares beneficially owned by Mr. Davis include Shares beneficially owned by Colony SB, LLC ("Colony") and include 1,476,908 Shares which may be acquired pursuant to an immediately exercisable warrant agreement, and 2,273 Shares representing stock options currently exercisable by Mr. Davis. See footnotes (5) and (6) below.
(2) Does not include Shares awarded to employees as the matching portion of the Company's 401(k) plan.
(3) Includes an aggregate of 10,000 Shares held by Donna H. Fleischer, the wife of Mr. Fleischer.
(4) Includes 40,000 Shares held by the Halliday Foundation, of which Mr. Halliday is a trustee, and 100,000 Shares held by a charitable remainder trust, of which Mr. Halliday is a trustee.
(5) Includes an aggregate of 3,793,131 Shares currently owned by Colony, 1,476,908 Shares which Colony has the right to acquire pursuant to an immediately exercisable warrant agreement dated March 13, 1998, and 2,273 Shares representing stock options currently exercisable by Mr. Davis. Mr. Davis shares the power to vote and the power to dispose of Colony's Shares with another affiliate of Colony. See footnote (6) below.
(6) These Shares consist of 3,793,131 Shares currently owned by Colony, and 1,476,908 Shares which Colony has the right to acquire pursuant to an immediately exercisable warrant agreement dated March 13, 1998. Based upon a Schedule 13D, dated March 23, 1998, these Shares are also deemed to be beneficially owned by Colony GP III, Inc., Colony Capital III, L.P., Colony Investors III, L.P., Thomas J. Barrack, Jr. and Kelvin L. Davis. The address of these beneficial owners is 1999 Avenue of the Stars, Suite 1200, Los Angeles, California 90067. As the sole stockholders of Colony GP III, Inc., Mr. Barrack and Mr. Davis are deemed to share the power to vote and dispose of, or to direct the vote or disposition of, Colony's Shares.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         ADMINISTRATIVE SERVICES AGREEMENTS. The Company has entered into administrative services agreements (the "Administrative Agreements") with the following entities: FFCA Management Company Limited Partnership; FFCA Participating Management Company Limited Partnership; Perimeter Center Management Company; Franchise Finance Corporation of America II; and Franchise Finance Corporation of America III (collectively the "Companies"). The Companies are affiliates of the Company primarily due to Mr. Fleischer's individual ownership interest or interest as an individual general partner of such entities. Mr. Fleischer and other executive officers and directors of the Company also serve as executive officers and directors in certain of the Companies.

         The Administrative Agreements appoint the Company as administrator of the Companies. As administrator, the Company supervises all aspects of the operations of such Companies. The Company charges for all personnel expenses directly attributable to the individual company and allocates overhead to the Companies pursuant to a predetermined formula, as determined in the Company's reasonable discretion. The Company also adds a profit percentage not to exceed 20% of the sum of the total expenses charged to each individual entity. In the 1998 fiscal year, the above Companies paid approximately $360,000 to the Company pursuant to the Administrative Agreements.

         MORTGAGE PAYABLE TO AFFILIATE. In 1988, the Company purchased land from Scottsdale Land Trust Limited Partnership ("SLT") for the construction of the Company's headquarters (collectively the "FFCA Premises"). The purchase of the land for and construction of the FFCA Premises were financed through a mortgage loan provided to the Company by SLT. The mortgage loan on the FFCA Premises currently has a principal balance of $8.5 million and provides for the payment of interest only, at the rate of 10% per year, until May 2000, at which time the entire principal amount is due. SLT's general partner is FFCA Management Company Limited Partnership. Morton H. Fleischer, the Company's Chairman of the Board and Chief Executive Officer, serves as a general partner of FFCA Management Company Limited Partnership.

         RELATED  PARTY  EMPLOYMENT.   Jeffrey  Fleischer,   son  of  Morton  H.
Fleischer, serves as Vice President of the Company. In 1998, Jeffrey Fleischer received total cash compensation in the amount of $181,126 from the Company.

                             SOLICITATION OF PROXIES

         This solicitation is being made by mail on behalf of the Board, but may also be made without additional remuneration by officers or employees of the
Company by telephone, telegraph, facsimile transmission or personal interview. The expense of the preparation, printing and mailing of this Proxy Statement and the enclosed form of Proxy and Notice of Annual Meeting, and any additional material relating to the Meeting which may be furnished to shareholders by the Board subsequent to the furnishing of this Proxy Statement, has been or will be borne by the Company. The Company will reimburse banks and brokers who hold Shares in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such Shares. To obtain the necessary representation of shareholders at the Meeting, supplementary solicitations may be made by mail, telephone or interview by officers of the Company or selected securities dealers. In addition, the Company has retained D.F. King & Co., Inc. ("D.F. King") to solicit proxies from shareholders by mail, in person and by telephone. The Company will pay D.F. King a fee of $8,000 for its services, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with the proxy solicitation. It is anticipated that the cost of any other supplementary solicitations, if any, will not be material.

                                  ANNUAL REPORT

         The Company has mailed the Company's Annual Report for the 1998 fiscal year to shareholders along with this Proxy Statement. THE COMPANY WILL, UPON WRITTEN REQUEST AND WITHOUT CHARGE, PROVIDE TO ANY PERSON SOLICITED HEREUNDER A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1998, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. Requests should be addressed to Ronald E. Davis, Vice President of Corporate Communications of the Company, 17207 North Perimeter Drive, Scottsdale, Arizona 85255.

                  SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

         Shareholders are entitled to present proposals for action at shareholders' meetings if they comply with the requirements of the proxy rules. In connection with this year's Meeting, no shareholder proposals were presented. Any proposals intended to be presented at the Company's Annual Meeting of Shareholders to be held in the year 2000 must be received at the Company's offices on or before November 12, 1999, in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting.

         The accompanying proxy card grants the proxy holders discretionary authority to vote on any matter raised at the Meeting. If a shareholder intends to submit a proposal at the Company's 2000 Annual Meeting of Shareholders, which proposal is not intended to be included in the Company's proxy statement and form of proxy relating to such meeting, the shareholder must give proper notice no later than January 14, 2000. If a shareholder fails to submit the proposal by such date, the Company will not be required to provide any information about the nature of the proposal in its proxy statement, and the proposal will not be considered at the 2000 Annual Meeting of Shareholders.

         Proposals should be sent to Christopher H. Volk, Executive Vice President and Secretary of the Company, at 17207 North Perimeter Drive, Scottsdale, Arizona 85255.

                                  OTHER MATTERS

         The Board is not aware of any matters to come before the Meeting, other than those specified in the Notice of Annual Meeting. However, if any other matter requiring a vote of the shareholders should arise at the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their best judgment.

                       NOTICE TO BANKS, BROKER-DEALERS AND
                       VOTING TRUSTEES AND THEIR NOMINEES

         Please advise the Company whether other persons are the beneficial owners of the Shares for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting materials you wish to receive in order to supply copies to the beneficial owners of the Shares.

         IT IS  IMPORTANT  THAT  PROXIES  BE  RETURNED  PROMPTLY.  SHAREHOLDERS,
WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING IN PERSON, ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. BY RETURNING YOUR PROXY CARD PROMPTLY YOU CAN HELP THE COMPANY AVOID THE EXPENSE OF FOLLOW-UP MAILINGS TO ENSURE A QUORUM SO THAT THE MEETING CAN BE HELD. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE A PRIOR PROXY AND VOTE THEIR PROXY IN PERSON AS SET FORTH IN THIS PROXY STATEMENT.


                                 By Order of the Board of Directors

                                 /s/ Christopher H. Volk

                                 Christopher H. Volk, Secretary

Scottsdale, Arizona
March 31, 1999

                          PROXY/VOTING INSTRUCTION CARD

                    FRANCHISE FINANCE CORPORATION OF AMERICA
      c/o Gemisys Transfer Agents, P.O. Box 3287, Englewood, CO 80155-3287

                        ANNUAL MEETING DATE: MAY 12, 1999
      THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

The undersigned shareholder of Franchise Finance Corporation of America (the "Company"), a Delaware corporation, hereby constitutes and appoints Christopher
H. Volk and John R. Barravecchia, and each of them, proxies, with full power of substitution, for and on behalf of the undersigned to vote, as designated below, according to the number of shares of the Company's $.01 par value common stock held of record by the undersigned on March 17, 1999, and as fully as the undersigned would be entitled to vote if personally present, at the Annual Meeting of Shareholders to be held at The Scottsdale Princess Resort, 7575 East Princess Drive, Scottsdale, Arizona on Wednesday, May 12, 1999 at 10:00 a.m. local time, and at any postponements or adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF PROPERLY EXECUTED AND NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE ELECTION OF ALL LISTED NOMINEES TO THE BOARD OF DIRECTORS AND FOR EACH OF THE OTHER ITEMS SET FORTH ON THE PROXY.

Please mark boxes [x] in ink. Sign, date and return this Proxy promptly, using the enclosed envelope.

1. Election of Directors.

     [ ] FOR ALL NOMINEES LISTED BELOW              [ ]  WITHHOLD AUTHORITY
  (except as marked to the contrary below)     to vote all nominees listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below)

--------------------------------------------------------------------------------

Morton H. Fleischer, Robert W. Halliday, Willie R. Barnes, Kelvin L. Davis, Dennis E. Mitchem, Louis P. Neeb, Kenneth B. Roath, Casey J. Sylla and
Shelby Yastrow

2. Proposal to amend the Company's 1995 Stock Option and Incentive Plan (the "Stock Option Plan") to increase the number of shares of the Company's common stock reserved for issuance under the Stock Option Plan by 1,500,000 shares, from 3,018,804 shares to 4,518,804 shares.

       [  ]      FOR         [  ]     AGAINST          [  ]     ABSTAIN

3. Proposal to ratify the selection of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 1999.

       [  ]      FOR         [  ]     AGAINST          [  ]     ABSTAIN

4.   In the  discretion of such proxy  holders,  upon such other business as may
     properly  come  before  the  Meeting  or  any  and  all   postponements  or
     adjournments thereof.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, dated March 31, 1999 and the Proxy Statement furnished therewith.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. Executors, administrators, trustees and other fiduciaries, and persons signing on behalf of corporations or partnerships, should so indicate when signing.

                                   Dated                                  , 1999
                                        ----------------------------------

                                   ---------------------------------------------
                                   Authorized Signature

                                   ---------------------------------------------
                                   Title

                                   ---------------------------------------------
                                   Authorized Signature

                                   ---------------------------------------------
                                   Title

TO SAVE THE COMPANY ADDITIONAL VOTE SOLICITATION EXPENSES, PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE.

NON-VOTING INSTRUCTIONS

     [ ] ANNUAL MEETING. Please check here to indicate that you plan to attend the Annual Meeting of Shareholders on May 12, 1999.